Exhibit 10.5





                                        Optionee: Oleg Pohotsky
                                        Address : 16 East Corning Street
                                                  Beverly, MA 01915


                              ADVANCED NMR SYSTEMS, INC.

                                   OPTION AGREEMENT
                                   ----------------

                    OPTION AGREEMENT, dated as of August 31, 1995, between ADVANCED NMR SYSTEMS, INC., a Delaware corporation (the "Corpo-ration"), and OLEG POHOTSKY (the "Optionee").

                    Pursuant to an Agreement and Plan of Merger, dated as of May 2, 1995, among the Corporation, Medical Diagnostics Inc. ("MDI") and ANMR Acquisition Corp., the Corporation agreed that upon the merger with MDI (the "MDI Merger") the Corporation would assume stock options previously granted by MDI (the "MDI Options"), including those granted to the Optionee, which were outstanding on the effective date of the MDI Merger. The MDI Merger became effective on August 31, 1995.

                    IT IS AGREED as follows:

                    1.   GRANT OF OPTION.  By determination of the Option
                         ---------------
           Committee, upon the assumption of outstanding MDI Options held by the Optionee for the purchase of an aggregate of 4,500 shares of MDI Common Stock as of the effective date of the Merger, the Corporation hereby grants to the Optionee the following options (the "Options"):

                    (i) options for 4,291 shares of the Corporation's Common Stock exercisable at a price of $1.62 per share, expiring February 24, 2003;

                    (ii) options for 4,291 shares of the Corporation's Common Stock exercisable at a price of $1.58 per share, expiring February 24, 2004; and

                    (iii) options for 4,291 shares of the Corporation's Common Stock exercisable at a price of $2.01 per share, expiring May 4, 2005;

          plus for each one share of the Common Stock (as presently constituted) purchased upon exercise of the Options, the Optionee will receive .35 (thirty five one-hundredths) of a Common Stock Purchase Warrant (the "Warrants"), with respect to Options exercised prior to August 31, 2000 and subject to adjustment upon any adjustment of the Common Stock as determined by the Board of Directors of the Company, whose determination shall be conclusive. Each whole Warrant receivable upon exercise of Options shall be exercisable for the purchase of one share of the Corporation's Common Stock at an exercise price of $3.75 per share until August 31, 2000, pursuant to a separate Warrant Agreement. The Options are subject to adjustment from time to time as provided for in this Option Agreement.

                    2.   EXERCISE OF OPTIONS.  The Optionee may exercise
                         -------------------
          the Options at any time in whole or in part, and in any order, commencing as of the date hereof and continuing through the respective option periods described in Section 1 hereof.

                    3.   EXERCISE PROCEDURE.
                         ------------------
                    (a) The Optionee may exercise the Options by delivering to the Corporation a written notice duly signed by the Optionee stating the number of shares of Common Stock that the Optionee has elected to purchase and accompanied by payment in an amount equal to the full purchase price for the shares of Common Stock to be purchased. The payment may be either in cash or by certified check or shares of Common Stock with a fair market value equal to the exercise price on the date the Option is exercised, or through a combination of cash or shares. For purposes of the foregoing, "fair market value" of the Common Stock shall be determined as of the last business day for which the prices or quotes are available prior to the date the particular Options are exercised and shall mean (i) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market System, if the Common Stock is then traded on such System; (ii) the last reported sale (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is not then traded on the Nasdaq National Market System; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market System or a national securities exchange. However, if the Common Stock is not then publicly traded, the "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Corporation's Board of Directors after taking into consideration all factors which it deems appropriate.

                    (b) Following receipt by the Corporation of notice of exercise and full payment pursuant to Subsection (a) above, the Corporation shall issue, as soon as practicable, a stock certificate for the Common Stock and a warrant certificate for the Warrants represented by the Options exercised in the name as designated by the Optionee and deliver the certificates to the Optionee. The Corporation, however, shall not be required to issue or deliver the stock certificate or the warrant certificate until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any securities exchange or automated quotation system on which the Corporation's Common Stock and the Warrants may then be listed, and all applicable state laws in connection with the issuance of the Common Stock and the Warrants represented by the Options exercised or their listing on said securities exchange or system. Until the issuance of the certificates for the Common Stock and the Warrants represented by the Options, the Optionee shall have none of the rights of a stockholder in respect to the shares of such Common Stock.

                    4.   NON-TRANSFERABILITY OF OPTION.  The Options shall
                         -----------------------------
          not be transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him.

                    5.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  If at
                         ------------------------------------------
          any time after the date of grant of this Option, the Corporation shall, by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation, or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares of Common Stock and Warrants represented by the Options covered by this Option Agreement and the price thereof shall be proportionately adjusted for any such change by the Option Committee or the Board of Directors, as applicable, whose determination shall be conclusive. If the Corporation is to be merged or consolidated with or acquired by another entity in a merger, consolidation, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Option Committee or the Board of Directors shall give notice to the Optionee of the Acquisition and shall seek to have the successor entity continue the Options then outstanding by substituting on an equitable basis for such Options based upon the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition.

                    6.   NOTICES.  Any notice to be given by the Optionee
                         -------
          hereunder shall be sent to the Corporation at 46 Jonspin Road, Wilmington, Massachusetts 01887, and any notice from the Corporation to the Optionee shall be sent to the Optionee at his address set forth above; and shall be in writing and shall be delivered in person or by registered or certified mail. Either party may change the address to which notices are to be sent by notice in writing given to the other in accordance with the terms hereof.

                    7.   GOVERNING LAW.  This Option Agreement, as well as
                         -------------
          the grant of the Options and issuance of the shares of Common Stock and Warrants hereunder, is governed by and construed in accordance with the laws of the State of Delaware.


                    IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                        ADVANCED NMR SYSTEMS, INC.

                                        By:  /s/ Charles Moche
                                             ______________________________
                                             Charles Moche, Chief Financial
                                               Officer

          Agreed to:

          /s/ Oleg Pohotsky
          ___________________________________
                    Oleg Pohotsky



                                  Exercise of Option
                                  To Purchase Shares
                                 ------------------




          To:  Advanced NMR Systems, Inc.


                    The undersigned hereby exercises the within Option for the purchase of ______ shares (the "Shares") of Advanced NMR Systems, Inc. Common Stock and corresponding number of Warrants according to the terms and conditions thereof and herewith makes payment of the purchase price by the delivery of _______. In the event the Shares or the Warrants are not registered under the Securities Act of 1933, as amended, the undersigned shall provide such representations as may be required by the Corporation to fulfill any exemptions that may be sought under said Act. Kindly issue the certificate for the Shares and the Warrants in accordance with the instructions given below:



                                        ___________________________________
                                                     Signature

          Instructions for issuance
            of stock:


          ________________________________________
          Name

          ________________________________________

          ________________________________________


          Address

          ________________________________________
          Social Security Number